                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION
                                                               -----------------

                             NOVASTAR MORTGAGE, INC.
                                   as Seller,


                      NOVASTAR MORTGAGE FUNDING CORPORATION
                                   as Company,


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                  as Custodian


                                       and


                               JPMORGAN CHASE BANK
                                   as Trustee


                        MORTGAGE LOAN PURCHASE AGREEMENT


                          Dated as of November 1, 2003


                   Fixed and Adjustable Rate Mortgage Loans


                 NovaStar Mortgage Funding Trust, Series 2003-4
        NovaStar Home Equity Loan Asset-Backed Certificate, Series 2003-4

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                                TABLE OF CONTENTS
                                -----------------

                                                                         Page(s)


ARTICLE I DEFINITIONS..........................................................1

   Section 1.01  Definitions.................................................. 1

ARTICLE II SALE OF MORTGAGE LOANS AND RELATED PROVISIONS...................... 2

   Section 2.01  Sale of Initial Mortgage Loans and MI Policies............... 2
   Section 2.02  Conveyance of the Subsequent Mortgage Loans.................. 5
   Section 2.03  Pre-Funding Account.......................................... 9

ARTICLE III REPRESENTATIONS AND WARRANTIES;  REMEDIES FOR BREACH.............. 9

   Section 3.01  Seller Representations and Warranties........................ 9
   Section 3.02  Company Representations and Warranties.......................26

ARTICLE IV SELLER'S COVENANTS.................................................27

   Section 4.01  Covenants of the Seller......................................27
   Section 4.02  Payment of Expenses..........................................27

ARTICLE V CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE........................28

   Section 5.01  Conditions of Company's Obligations..........................28

ARTICLE VI INDEMNIFICATION BY THE SELLER  WITH RESPECT TO THE MORTGAGE
            LOANS ............................................................28

   Section 6.01  Indemnification With Respect to the Mortgage Loans...........28
   Section 6.02  Limitation on Liability of the Seller........................29

ARTICLE VII TERMINATION ......................................................29

   Section 7.01  Termination..................................................29

ARTICLE VIII MISCELLANEOUS PROVISIONS.........................................30

   Section 8.01  Amendment....................................................30
   Section 8.02  Governing Law................................................30
   Section 8.03  Notices......................................................31
   Section 8.04  Severability of Provisions...................................32
   Section 8.05  Relationship of Parties......................................32
   Section 8.06  Counterparts.................................................32
   Section 8.07  Further Agreements...........................................32
   Section 8.08  Intention of the Parties.....................................32

                                       i

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   Section 8.09  Successors and Assigns; Assignment of Purchase Agreement.....33
   Section 8.10  Survival.....................................................33
   Section 8.11  Liability of the Trustee.....................................33

EXHIBIT 1        Initial Mortgage Loan Schedule
EXHIBIT 2(A)     Seller's Subsequent Transfer Instrument
EXHIBIT 2(B)     Company's Subsequent Transfer Instrument

                                       ii

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          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Purchase Agreement"), dated as of November 1, 2003, is made among NovaStar Mortgage, Inc. (the "Seller"), NovaStar Mortgage Funding Corporation (the "Company"), Wachovia Bank, National Association (the "Custodian") and JPMorgan Chase Bank (the "Trustee").

                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

          WHEREAS, pursuant to the terms of this Purchase Agreement, the Seller will sell the Initial Mortgage Loans and the related MI Policies to the Company on the Closing Date;

          WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Company will transfer the Initial Mortgage Loans and the related MI Policies, and assign all of its rights under the Purchase Agreement, to the Trustee, without recourse, on the Closing Date;

          WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Trustee will issue the Certificates;

          WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Trustee will transfer to the Company the Certificates;

          WHEREAS, pursuant to the terms of the Underwriting Agreement, the Company will sell the Underwritten Certificates to the Underwriters;

          WHEREAS, pursuant to the terms of the REMIC Interests Sale Agreement, the Company will sell the Class X Certificates (including the net value represented by the Class I Certificates), Class O Certificates, the Class P Certificates and the Residual Certificates to NovaStar Certificates Financing Corporation ("NCFC");

          WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement, the Servicer will service the Mortgage Loans; and

          WHEREAS, pursuant to the terms of the Converted Loan Purchase Agreement, the Converted Loan Purchaser will purchase the Converted Mortgage Loans from the Trustee.

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01  Definitions.
                        ------------

          For all purposes of this Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Pooling and Servicing Agreement, dated as of November 1, 2003, among the Custodian, the Trustee, the Company and NovaStar Mortgage, Inc. as seller and servicer (the "Servicer") which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

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                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

          Section 2.01  Sale of Initial Mortgage Loans and MI Policies.
                        -----------------------------------------------

          (a) The Seller hereby sells, and the Company hereby purchases on the Closing Date the Initial Mortgage Loans identified (and the related MI Policies) on the Mortgage Loan Schedule annexed hereto as Exhibit 1, the proceeds thereof and all rights under the Related Documents (including the related Mortgage Files). The Initial Mortgage Loans consist of a pool of two groups of conventional, residential first lien mortgage loans with fixed and adjustable interest rates, the Group I Mortgage Loans and the Group II Mortgage Loans, and a group of residential first and second lien mortgage loans with fixed and adjustable interest rates, the Group III Mortgage Loans. The Initial Mortgage Loans will have a Principal Balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, of approximately $1,019,921,947. The sale of the Initial Mortgage Loans will take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans and the Original Pre-Funded Amount into the Trust Fund, the issuance of the Certificates by the Trustee and the sale of the Underwritten Certificates pursuant to the Underwriting Agreement. The purchase price (the "Purchase Price") for the Initial Mortgage Loans to be paid by the Company to the Seller on the Closing Date is the unpaid principal balance of the Initial Mortgage Loans less any unreimbursed advances plus accrued and unpaid interest plus any costs and damages incurred in connection with the violation of any Initial Mortgage Loan of any predatory or abusive lending law. The Purchase Price shall consist of the following:

               (i) a payment in an amount equal to $1,477,448,044 representing the net proceeds of the sale of the Underwritten Certificates, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Company, or as otherwise agreed by the Company; and

               (ii) a payment in an amount equal to $15,000,000 representing the proceeds of the sale of the Class O Certificates, the Class P and Class X Certificates (including the net value represented by the Class I Certificates) by the Company to NCFC pursuant to the REMIC Interests Sale Agreement, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Company, or as otherwise agreed by the Company.

          (b)  [Reserved]

          (c) In connection with such conveyances by the Seller, the Seller shall on behalf of and at the direction of the Company deliver to, and deposit with the Custodian on behalf of the Trustee, on or before the Closing Date in the case of a Initial Mortgage Loan and two Business Days prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the following documents or instruments with respect to each Mortgage Loan (the "Mortgage File"):

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               (i)   the original Mortgage Note endorsed to "JPMorgan Chase
Bank, as Trustee of the NovaStar Mortgage Funding Trust, Series 2003-4, relating to the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4";

               (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller or the public recording office in which such original Mortgage has been recorded and if the Mortgage Loan is registered on the MERS System, such Mortgage shall include thereon a statement that it is a MOM Loan and shall include the MIN for such Mortgage Loan;

               (iii) unless the Mortgage Loan is registered on the MERS System, an original assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage endorsed to "JPMorgan Chase Bank, as Trustee of the NovaStar Mortgage Funding Trust, Series 2003-4, relating to the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-4", and otherwise in recordable form;

               (iv) originals of any intervening assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS System, and noting the presence of a MIN, if the Mortgage Loan is registered on the MERS System), with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the Seller or the public recording office in which such original intervening assignment has been recorded;

               (v) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage);

               (vi) true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

               (vii) an executed copy of the notice of assignment and acknowledgement of assignment with respect to the Mortgage Loans covered by the MI Policies.

          If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Trustee (as pledgee of the Mortgage Loans), or the Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Custodian has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (i) above for 180 days following submission of the assignment if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section 3.01 hereof as to the Initial Mortgage Loans and the Subsequent Mortgage Loans and Section 2.02(c) hereof as to the Subsequent Mortgage Loans for breaches of representations and warranties.

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          Promptly after the Closing Date in the case of a Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, promptly after the Subsequent Transfer Date (or after the date of transfer of any Eligible Substitute Mortgage
Loan), the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (i) above, with such assignment completed in favor of the Trustee, excluding any Mortgage Loan that is registered on the MERS System if MERS is identified on the Mortgage or on a properly recorded assignment of Mortgage as the mortgagee of record. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

          In instances where an original Mortgage or any original intervening assignment of Mortgage is not, in accordance with clause (ii) or (iv) above, delivered by the Seller to the Custodian, on behalf of the Trustee, prior to or on the Closing Date in the case of a Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, prior to or on the Subsequent Transfer Date, the Seller will deliver or cause to be delivered the originals of such documents to the Custodian, on behalf of the Trustee, promptly upon receipt thereof.

          In connection with the assignment of any Initial Mortgage Loan registered on the MERS System, promptly after the Closing Date, the Seller further agrees that it will cause, at the Seller's own expense, the MERS System to indicate that such Initial Mortgage Loan has been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including in such computer files (a) the applicable Trustee code in the field "Trustee" which identifies the Trustee and (b) the code "NovaStar 2003-4" (or its equivalent) in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.

          Effective on the Closing Date, the Company hereby acknowledges its acceptance of all right, title and interest to the Initial Mortgage Loans and other property, existing on the Closing Date and thereafter created and conveyed to it pursuant to this Section 2.01.

          The Trustee, as assignee or transferee of the Company, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Initial Mortgage Loans. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Company pursuant to the terms of this Purchase Agreement. The Pooling and Servicing Agreement shall provide that any late payment charges collected in connection with a Mortgage Loan shall be paid to the Servicer as provided therein.

          (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Company on the Closing Date of all the Seller's right, title and interest in and to the Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Company as of the Closing Date a security interest in all of the Seller's right, title and interest in, to and under the Initial Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder and this Purchase Agreement shall constitute a security agreement under applicable law and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Initial Mortgage Loans on behalf of the Trustee for the benefit of the Certificateholders, holds the Initial Mortgage Loans as designee of the Company. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the Commonwealth of Virginia (which shall have been submitted for filing as of the Closing Date and each Subsequent Transfer Date, as applicable), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller, as are necessary to perfect and protect the interests of the Company and their respective assignees in each Initial Mortgage Loan and the proceeds thereof and the interests of the Trustee and its assignees in each Subsequent Mortgage Loan and the proceeds thereof. The Company agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements, and continuation statements with respect thereto and any amendments thereto as are necessary to perfect and protect the interests of the Trustee and its assignees in each Initial Mortgage Loan.

          Section 2.02  Conveyance of the Subsequent Mortgage Loans.
                        -------------------------------------------

          (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey, without recourse, to the Company, who shall then sell, transfer, assign, set over and convey, without recourse, to the Trustee, but subject to the other terms and provisions of this Purchase Agreement, all of the right, title and interest of the Seller in and to (i) the Subsequent Mortgage Loans (and the related MI Policies) identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on such Subsequent Transfer Date, (ii) principal due and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (i) with respect to such Subsequent Mortgage Loans all items to be delivered pursuant to Section 2.01(c) above and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer by the Seller to the Company, and by the Company to the Trustee, of the Subsequent Mortgage Loans identified on each Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument shall be absolute and is intended by the Trustee, the Company and the Seller to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Company, and a sale of the Subsequent Mortgage Loans by the Company to the Trustee.

          In the event such transactions shall be deemed not to be a sale, the Seller hereby grants to the Company as of each Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Company. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the Commonwealth of Virginia (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to a change in the state of incorporation of the Seller as are necessary to perfect and protect the interests of the Company and its assignees in the Subsequent Mortgage Loans.

          In the event such transactions shall be deemed not to be a sale, the Company hereby grants to the Trustee as of each Subsequent Transfer Date a security interest in all of the Company's right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Company's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee of the Trustee. The Company agrees to take or cause to be taken such actions and to execute such documents, including without limitation, the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Company or the filing of any additional UCC-1 financing statements due to a change in the state of incorporation of the Company as are necessary to perfect and protect the interests of the Trustee and its assignees in Subsequent Mortgage Loans.

          The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Custodian, on behalf of the Trustee, prior to the related Subsequent Transfer Date.

          The Trustee on each Subsequent Transfer Date shall acknowledge by signing receipt thereof its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 2.02.

          The Trustee, as trustee of the Trust Fund, shall be entitled to all scheduled principal payments due after each Subsequent Cut-off Date, all other payments of principal due and collected after each related Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the related Subsequent Cut-off Date. No scheduled payments of principal due on or before the related Subsequent Cut-off Date and collected after the related Subsequent Cut-off Date shall belong to the Trust Fund pursuant to the terms of this Purchase Agreement.

          The purchase price paid by the Trustee, at the direction of the Servicer and on behalf of the Trustee, from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument provided by the Seller).

          (b) The Seller shall transfer to the Company, who shall transfer to the Trustee, the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.02(a) above, and the Trustee shall cause to be released funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (i) the Seller shall have provided the Company, and the Company shall have provided the Trustee, with a timely Addition Notice, which notice shall be given no fewer than four Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Company and then to the Trustee and the aggregate Principal Balances of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date and any other information reasonably requested by the Trustee with respect to the Subsequent Mortgage Loans;

               (ii) the Seller shall have delivered to the Company, who shall have delivered to the Trustee, who shall have delivered to the Custodian, a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit 2(A) or 2(B), as applicable, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 2.02(b), Section 2.02(c) and in the related Subsequent Transfer Instrument and (B) including a Mortgage Loan Schedule attached thereto listing the Subsequent Mortgage Loans;

               (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Seller's Subsequent Transfer Instrument in the form of Exhibit 2(A) and the Company's Subsequent Transfer Instrument is the form of Exhibit 2(B), neither the Seller nor the Company shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency;

               (iv) such sale and transfer (i) does not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC and (ii) is not a prohibited transaction within the meaning of Section 860F(a)(2) of the Code or a contribution resulting in a tax under Section 860G(d) of the Code, both as evidenced by an Opinion of Counsel provided for the Trustee at the expense of the Seller;

               (v)   the Pre-Funding Period shall not have terminated; and

               (vi) the Seller shall have delivered to the Custodian, the Trustee, and the Rating Agencies Opinions of Counsel addressed to the Rating Agencies, the Trustee and the Custodian with respect to the transfers of the Subsequent Mortgage Loans substantially in the form of the Opinion of Counsel delivered to the Custodian, the Trustee and the Rating Agencies on the Closing Date (1) regarding certain corporate matters and (2) confirming the existence of a true sale which may be contained in such opinion delivered on the Closing Date.


          The obligation of the Trustee to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (1) each such Subsequent Mortgage Loan shall satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Purchase Agreement; (2) the Seller shall not select such

Subsequent Mortgage Loans in a manner that it reasonably believes is adverse to the interests of the Majority Certificateholders; (3) the Seller shall have delivered certain Opinions of Counsel required pursuant to Section 2.02(b)(iv) and (vi) hereof; (4) as of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans shall satisfy the following criteria: (i) each Subsequent Mortgage Loan shall not be 60 or more days contractually delinquent as of the related Subsequent Cut-off Date; (ii) the remaining stated term to maturity of each Subsequent Mortgage Loan shall not exceed 360 months; (iii) no less than approximately 97.80% of the Subsequent Mortgage Loans are secured by first liens on the related Mortgaged Property; (iv) each Subsequent Mortgage Loan shall have an outstanding Principal Balance of at least $10,000; (v) each Subsequent Mortgage Loan shall be underwritten in accordance with the Underwriting Guidelines; (vi) each Subsequent Mortgage Loan shall have a Loan-to-Value Ratio of no more than 100%; (vii) each Subsequent Mortgage Loan shall have a stated maturity of no later than February 1, 2034; (viii) no Subsequent Mortgage Loan shall permit negative amortization; (ix) each Subsequent Mortgage Loan shall either have a fixed Mortgage Rate of at least 4.00% or, if an adjustable loan, a Gross Margin of at least 1.00%; (x) a minimum of 65% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have an adjustable Mortgage Rate; (xi) the weighted average Loan-to-Value Ratio of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be no more than 80.65%; (xii) no less than 35.50% of the Subsequent Mortgage Loans shall either (A) have a Loan-to Value Ratio of no more than 60% or (B) have a Loan-to-Value Ratio of greater than 60% and be covered by an MI Policy which will insure losses to the extent that the uninsured exposure of the related Subsequent Mortgage Loan is reduced to an amount equal to 55% or 51% of the lesser of the appraised value or purchase price, as the case may be, of the related Mortgaged Property, in each case, at the time of the applicable effective date of the MI Policy; (xiii) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average coupon of at least 7.35%; (xiv) pursuant to the Underwriting Guidelines, no fewer than 50% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be AAA, A+, ALT-A, AA and M1 credit risks, no fewer than 10% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be A, A- and M2 credit risks, and no more than 15% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be B, B-, C, C-, M3 and M4 credit risks; (xv) the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have a weighted average FICO score issued by a consumer credit rating agency of at least 625; (xvi) at least 87% of such Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for primary residences; (xvii) no more than 45% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall have stated loan documentation, and no more than 15% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance shall have no loan documentation; (xviii) at least 70% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans for single family residences; (xix) no more than 70% of the Subsequent Mortgage Loans (by Subsequent Cut-off Date Principal Balance) shall be loans that are the subject of cash-out refinances;
(xx) the ratings agencies shall have consented either in writing or verbally to the transfer of the Subsequent Mortgage Loans; (xxi) at least 67% of the Subsequent Mortgage Loans shall have prepayment penalties; and (xxii) none of the Subsequent Mortgage Loans will have a Loan-to-Value Ratio or a combined Loan-to-Value Ratio in excess of 100%.

          The acceptance of the Subsequent Mortgage Loans by the Trustee is subject to the Seller receiving a written or verbal consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings on the Underwritten Certificates.

          Notwithstanding the foregoing, Subsequent Mortgage Loans with characteristics varying from those set forth above may be purchased by the Trustee and included in the Trust Fund, if (i) the Trustee is provided with written confirmation that the aggregate credit risk of such Subsequent Mortgage Loans is similar to that of the Initial Mortgage Loans and (ii) the Seller receives and provides to the Trustee a written consent from each of the Rating Agencies that states that the addition of such Subsequent Mortgage Loans will not cause the Rating Agencies to downgrade any of their ratings of the Underwritten Certificates.

          (c) Within five Business Days after the end of the Pre-Funding Period, the Seller shall deliver to the Rating Agencies, the Trustee and the Custodian a copy of the updated Mortgage Loan Schedule including the Subsequent Mortgage Loans in electronic format.

          Section 2.03  Pre-Funding Account.
                        --------------------

          (a) No later than the Closing Date, the Trustee will establish and maintain the Pre-Funding Account pursuant to the Pooling and Servicing Agreement. On the Closing Date, the Seller will deposit in the Pre-Funding Account the Original Pre-Funded Amount from the net proceeds of the sale of the Underwritten Certificates.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

          Section 3.01  Seller Representations and Warranties.
                        --------------------------------------

          The Seller hereby represents and warrants to the Company and the Trustee as of the date hereof, as of the Closing Date (or if otherwise specified below, as of the date so specified) and as of each Subsequent Transfer Date:

          (a)  As to the Seller:

               (i) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and
(ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a material adverse effect on the Seller's ability to enter into this Purchase Agreement and each Seller's Subsequent Transfer Instrument and to consummate the transactions contemplated hereby and thereby;

               (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Purchase Agreement and each Seller's Subsequent Transfer Instrument and all of the transactions contemplated under this Purchase Agreement and each Seller's Subsequent Transfer Instrument, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Purchase Agreement each Seller's Subsequent Transfer Instrument;

               (iii) The Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Purchase Agreement or any Seller's Subsequent Transfer Instrument, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

               (iv) The execution and delivery of this Purchase Agreement and each Seller's Subsequent Transfer Instrument and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Purchase Agreement or any Seller's Subsequent Transfer Instrument, the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Purchase Agreement or any Seller's Subsequent Transfer Instrument;

               (vi) This Purchase Agreement and each Seller's Subsequent Transfer Instrument constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

               (vii) This Purchase Agreement constitutes a valid transfer and assignment to the Company of all right, title and interest of the Seller in and to the Cut-off Date Principal Balance of the Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Initial Mortgage Loans, and this Purchase Agreement and the related Seller's Subsequent Transfer Instrument constitutes a valid transfer and assignment to the Trustee of all right, title and interest of the Seller in and to the Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans;

               (viii) The Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

               (ix) The Servicer or any Subservicer who will be servicing any Mortgage Loan pursuant to the Pooling and Servicing Agreement or a Subservicing Agreement is qualified to do business in all jurisdictions in which its activities as Servicer or Subservicer of the Mortgage Loans serviced by it require such qualifications except where failure to be so qualified will not have a material adverse effect on such servicing activities.

          (b) As to each Initial Mortgage Loan as of the Closing Date and with respect to each Subsequent Mortgage Loan as of the Subsequent Transfer Date, except as otherwise expressly stated:

               (i) The information set forth on the Mortgage Loan Schedule with respect to each Initial Mortgage Loan is true and correct in all material respects as of the Closing Date, and with respect to each Subsequent Mortgage Loan is true and correct in all material respects as of the related Subsequent Transfer Date, and the information regarding the Initial Mortgage Loans and the Subsequent Mortgage Loans on the computer diskette or tape delivered to the Trustee prior to the Closing Date or Subsequent Transfer Date, as applicable, is true and accurate in all material respects and describes the same Mortgage Loans as the Mortgage Loans on the Mortgage Loan Schedule;

               (ii) The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors;

               (iii) No more than 6.22%, 4.42% and 5.34% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) were secured by condominium units; and no more than 12.92%, 14.92% and 17.60% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) were secured by properties in planned unit developments;

               (iv) As of the Cut-off Date, the remaining term of each Group I Initial Mortgage Loan is not more than 360 months and not less than 118 months, the remaining term of each Group II Initial Mortgage Loan is not more than 360 months and not less than 119 months and the remaining term of each Group III Initial Mortgage Loan is not more than 360 months and not less than 175 months;

               (v) No more than 64.74%, 69.41% and 41.36% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) have been the subject of cash-out refinances;

               (vi) No more than 8.13%, 7.61% and 6.57% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) respectively, have been the subject of rate and term (no cash-out) refinances;

               (vii) No fewer than 27.13%, 22.99% and 52.07% of the Initial Mortgage Loans in Group I Initial Mortgage Loans in Group III and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) are purchase money loans;

               (viii) No more than 23.24%, 41.22% and 33.48% of the Initial Mortgage Loans in Group I, the Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of California; no more than 17.84%, 8.58% and 8.49% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of Florida; no more than 6.85% of the Initial Mortgage Loans in Group II (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of New York; no more than 5.23% of the Initial Mortgage Loans in Group III (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of Nevada; and no more than 4.29%, 3.50% and 4.09% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) are located in any other state;

               (ix) The outstanding Principal Balances of the Initial Mortgage Loans in Group I (by Cut-off Date Principal Balance) ranged from $32,000 to $490,000, the average outstanding Principal Balance of the Initial Mortgage Loans in Group I is approximately $141,803; the outstanding Principal Balances of the Initial Mortgage Loans in Group II (by Cut-off Date Principal Balance) ranged from $39,984 to $776,423, the average outstanding Principal Balance of the Initial Mortgage Loans in Group II is approximately $245,642, the outstanding Principal Balance of the Initial Mortgage Loans in Group III (by Cut-off Date Principal Balance) ranged from $10,980 to $1,120,000 and the average outstanding Principal Balance of the Initial Mortgage Loans in Group III is approximately $69,265;

               (x) Approximately 75.23%, 79.40% and 39.70% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real property improved by a detached single family residence; no more than 5.63%, 1.27% and 3.76% of the Initial Mortgage Loans in Group I, the Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by a multi-unit residence;

               (xi) All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law. No borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of any such loan originated by the Seller, such 5% limitation calculated in accordance with the Lender Letter. All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation;

               (xii) The Mortgage Rates borne by the adjustable rate Initial Mortgage Loans in Group I as of the Closing Date range from 4.750% and per annum to 10.875% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the adjustable rate Initial Mortgage Loans in Group I was 7.392%, per annum; the Mortgage Rates borne by fixed rate Initial Mortgage Loans in Group I as of the Closing Date range from 4.250% per annum to 11.850% per annum, and the weighted average Mortgage Rate

(by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group I was 7.313% per annum; the Mortgage Rates borne by adjustable rate Initial Mortgage Loans in Group II as of the Closing Date range from 4.750% per annum to 12.550% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the adjustable rate Initial Mortgage Loans in Group II was 7.580%, per annum; the Mortgage Rates borne by fixed rate Initial Mortgage Loans in Group II as of the Closing Date range from 4.990% per annum to 9.375% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group II was 7.262% per annum; the Mortgage Rates borne by adjustable rate Initial Mortgage Loans in Group III as of the Closing Date range from 5.350% per annum to 11.800% per annum, and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the adjustable rate Initial Mortgage Loans in Group III was 7.387% per annum; the Mortgage Rates borne by fixed rate Initial Mortgage Loans in Group III as of the Closing Date range from 5.250% per annum to 13.375% per annum and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group III was 8.889% per annum.

               (xiii) Approximately 43.53%, 44.88% and 70.05% of the Initial Mortgage Loans in Group I, the Initial Mortgage Loans in Group II, and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) have a Loan-to-Value Ratio in excess of 80%; no Group I Initial Mortgage Loan, Group II Initial Mortgage Loan or Group III Initial Mortgage Loan in the Mortgage Pool had a Loan-to-Value Ratio or combined Loan-to-Value Ratio at origination in excess of 100%; and the weighted average Loan-to-Value Ratio (by Cut-off Date Principal Balance) of the Initial Mortgage Loans in Group I, the Group II Mortgage Initial Mortgage Loans and the Initial Mortgage Loans in Group III was equal to or less than [79.42]%, [80.20]% and [87.56]%, respectively;

               (xiv) Approximately 100.00%, 100.00% and 51.71% of the Initial Mortgage Loans in Group I, the Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, are secured by first liens on the related Mortgaged Property; and approximately 48.29% of the Initial Mortgage Loans in Group III are secured by second liens on the related Mortgaged Property;

               (xv) The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans in Group I secured by first liens is approximately 79.42%; the weighted average Loan-to-Value Ratio of the Initial Mortgage Loans in Group II secured by first liens is approximately 80.20%; the weighted average Loan-to-Value Ratio of the Initial Mortgage Loans in Group III secured by first liens is approximately 76.56%; the weighted average combined Loan-to-Value Ratio of the Initial Mortgage Loans in Group III secured by first and second liens is approximately 88.41%; the weighted average combined Loan-to-Value Ratio of all of the Initial Mortgage Loans in both Group I, Group II and Group III is approximately 79.91%; the gross weighted average coupon of the Initial Mortgage Loans is approximately 7.386%;

               (xvi) There is no valid offset, right of rescission, defense, claim or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage

Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto, and, to the best of Seller's knowledge, no Mortgagor of the applicable Mortgage was a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xvii) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (xix) below;

               (xviii)    As of the Closing Date in the case of an Cut-off Date
Mortgage Loan or as of the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan, each Mortgaged Property is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgage Property;

               (xix) Each Mortgage is a valid and enforceable first or second lien on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUTDs) subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Immediately prior to the sale of such Mortgage Loan to the Company in the case of a Initial Mortgage Loan and to the Trustee in the case of a Subsequent Mortgage Loan pursuant to this Purchase Agreement, the Seller had full right to sell and assign the same to the Company or the Trustee, as the case may be. Immediately following the sale of such Mortgage Loan to the Company and the Company's assignment and sale thereof of such Mortgage Loan to the Trustee in the case of a Initial Mortgage Loan, the Trustee will have good title thereto subject to no claims or liens, including delinquent tax or assessment liens. Immediately following the sale of such Mortgage Loan to the Company and the Company's assignment and sale thereof to the Trustee in the case of a Subsequent Mortgage Loan, the Trustee will have good title thereto subject to no claims or liens;

               (xx) Each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Truth In Lending Act of 1968, as amended, all applicable predatory and abusive lending laws and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the Holders of Certificates secured thereby, will not violate any such laws. Each Mortgage Loan is being serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, the Truth In

Lending Act of 1968, as amended, and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws;

               (xxi) Neither the Seller nor any prior holder of any Mortgage has impaired, waived, altered or modified the Mortgage or Mortgage Notes in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Certificates, and which has been delivered to the Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation or satisfaction with respect thereto;

               (xxii) A lender's policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction insuring the first lien priority of the Mortgage Loan in an amount at least equal to the original Principal Balance of each such Mortgage Loan or a commitment binder or commitment to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first priority lien of the Mortgage as applicable. The Seller is, and such successor owners will be, the sole insured under such lender's title insurance policy; no claims have been made under such mortgage title insurance policy; no prior holder of the applicable Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy; and each such policy, binder or assurance contains all applicable endorsements;

               (xxiii)    All of the improvements which were included for the
purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property;

               (xxiv) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance, except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property;

               (xxv) Each Mortgage Note and the applicable Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties;

               (xxvi) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note;

               (xxvii)    Each Mortgage contains customary and enforceable
provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property, subject to any applicable rights of redemption;

               (xxviii)   With respect to each Mortgage constituting a deed of
trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxix) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof cannot be made, and no escrow deficits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the applicable Mortgage Note;

               (xxx) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than real estate securing the Mortgagor's obligations and no Mortgage Loan is secured by more than one Mortgaged Property;

               (xxxi) As of the Closing Date in the case of a Initial Mortgage Loan and as of the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy substantially acceptable to FNMA and acceptable to the Seller which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project. All individual insurance policies contain a standard mortgagee clause naming the Seller or the original holder of the Mortgage, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. There has been no act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

               (xxxii)    If the Mortgaged Property is in an area identified in
the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of flood coverage that is available under federal law;

               (xxxiii)   Except for the Mortgage Loan referred to in clause
(xii) as being delinquent, there is no material monetary default, breach, violation or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the Seller, any of its affiliates nor any servicer or subservicer of any related Mortgage Loan has waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

               (xxxiv)    Each Mortgage Loan is being serviced by the Servicer;

               (xxxv) There is no obligation on the part of the Seller or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly Payments required to be made by the applicable Mortgagor;

               (xxxvi)    Any future advances made prior to the Cut-off Date in
the case of a Initial Mortgage Loan and as of the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, with respect to any Mortgage Loan have been consolidated with the outstanding principal amount secured by such Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

               (xxxvii)   The Seller has caused or will cause to be performed
any and all acts required to preserve the rights and remedies of the Company and the Trustee evidencing an interest in the Mortgage Loans in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of Trustee;

               (xxxviii) Except as set forth in clause (xlii), there are no defaults by the Mortgagor in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges which previously became due and owing have been paid, or, if required by the terms of the Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds to the day which precedes by one month the Due Date of the first installment of principal and interest, including, without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

               (xxxix)    At the time of origination, each Mortgaged Property
was the subject of an appraisal which conforms to the underwriting requirements of the related originator; and the Mortgage File contains an appraisal of the applicable Mortgaged Property;

               (xl) None of the Mortgage Loans are graduated payment Mortgage Loans or growth equity Mortgage Loans;

               (xli) 49.64%, 45.22% and 55.71% of the adjustable rate Group I Closing Date ARM Mortgage Loans, the adjustable rate Group II Closing Date ARM Mortgage Loans and the adjustable rate Group III Closing Date ARM Mortgage Loans, respectively, (by Cut-off Date Principal Balance) are Convertible Mortgage Loans;

               (xlii) (a) Except with respect to no more than 0.01%, 0.00% and 0.00% of the Initial Mortgage Loans in Group I, the Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, none of the payments of principal of or interest on or in respect of any Initial Mortgage Loans (by Cut-off Date Principal Balance) shall be 30 days or more but less than 60 days past due as of the Cut-off Date; none of the payments of principal or interest on or in respect of any Initial Mortgage Loans shall be 60 days or more but less than 90 days past due as of the Cut-off Date; and no Initial Mortgage Loan was 90 days or more past due as of the Cut-off Date; (b) except as set forth in clause (a) above, all payments required to be made by the Mortgagor under the terms of the Mortgage Note have been made and credited; and
(c) to the Seller's knowledge, there was no delinquent recording, tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

               (xliii)    Upon payment of the Purchase Price for the Mortgage
Loans by the Company or the Trustee, as applicable, pursuant to this Purchase Agreement, the Seller has transferred to the Company in the case of a Initial Mortgage Loan and to the Trustee in the case of a Subsequent Mortgage Loan, good and marketable title to each Mortgage Note and Mortgage free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has or had full right and authority, subject to no participation of or agreement with any other person, to sell and assign the same, and following the sale of each Initial Mortgage Loan, the Company or the Trustee, as applicable, will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest;

               (xliv) The Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

               (xlv) The Mortgage Note, the Mortgage, the related Assignment of Mortgage and any other documents required to be delivered by the Seller have been delivered to the Custodian. The Custodian is in possession of a complete, true and accurate Mortgage File in accordance with Section 2.01 hereof. Substantially all Mortgage Loans have monthly payments due on the first day of each month and each Mortgage Loan had an original term to maturity of no greater than 30 years;

               (xlvi) Each Mortgage Loan contains a due-on-sale provision, although each Mortgage Loan may be assumable if permitted by the Servicer under certain circumstances;

               (xlvii)    Each of the Mortgage and the Assignment of Mortgage is
in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

               (xlviii)   The Mortgagor has not notified the Seller, and the
Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940 other than as disclosed pursuant to the Prospectus Supplement;

               (xlix) To the best of the Seller's knowledge, there exists no violation of any local, state, or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Seller has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and employment of such Mortgaged Property;

               (l) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus and Prospectus Supplement in all material respects;

               (li) Each Mortgage Loan is in compliance with the anti-predatory lending eligibility requirements of Fannie Mae's Selling Guide;

               (lii) Immediately prior to the transfer to the Company or the Trustee, as applicable, the Seller had good and marketable title thereto, and the Seller is the sole owner of beneficial title to and holder of the Mortgage Loan. The Seller is conveying the same to the Company or the Trustee, as applicable, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same pursuant to this Purchase Agreement, except for liens which will be released simultaneously with such conveyance;

               (liii) For each Mortgage Loan, the related Mortgage File contains a true, accurate and correct copy of each of the documents and instruments required to be included therein;

               (liv) The Servicer meets all applicable requirements under the Pooling and Servicing Agreement, is properly qualified to service each Mortgage Loan and has been servicing each Mortgage Loan prior to the Cut-off Date or the related Subsequent Cut-off Date, as the case may be;

               (lv) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan except in connection with an assumption agreement which has been delivered to the Trustee;

               (lvi) On the basis of a representation by the Mortgagor at the time of origination of the Mortgage Loans, at least 95.13%, 97.54% and 98.15% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) will be secured by Mortgages on owner-occupied primary residence properties;

               (lvii) 0.28%, 0.27% and 37.84% of the Initial Mortgage Loans in Group I, Initial Mortgage Loans in Group II and the Initial Mortgage Loans in Group III, respectively, (by Cut-off Date Principal Balance) provide for a balloon payment and each Mortgage Note with respect to each such Mortgage Loan requires monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment;

               (lviii)    No Mortgage Loan was originated based on an appraisal
of the related Mortgaged Property made prior to completion of construction of the improvements thereon;

               (lix) None of the Mortgage Loans is a "buy down" mortgage loan;

               (lx)       [Reserved]

               (lxi) No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

               (lxii) None of the Mortgage Loans are subject to the requirements of the Home Ownership and Equity Protection Act of 1994, as amended, or any comparable state law; none of the Mortgage Loans are "section 32" loans or "high cost" loans as defined by applicable predatory and abusive lending laws; no proceeds from any Mortgage Loan were used to finance any single premium credit insurance policies; none of the Mortgage Loans (by Cut-off Date Principal Balance) require a mortgagor to pay a Prepayment Charge if the mortgagor prepays a Mortgage Loan more than five years after the date the Mortgage Loan was originated;

               (lxiii)    No Mortgage Loan is a "High-Cost Home Loan" as defined
in New York Banking Law 6-1;

               (lxiv) No Mortgage Loan is a "High-Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 of
2003);

               (lxv) No Mortgage Loan is a "High-Cost Home Loan" as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100);

               (lxvi) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

               (lxvii)    No Mortgage Loan is a "High-Cost Home Loan" as defined
in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. Sections 58-21A-1 et seq.);

               (lxviii)   No Mortgage Loan is a "High-Risk Home Loan" as defined
in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

               (lxix) No borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator;

               (lxx) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

               (lxxi) Approximately 76.71% of the Initial Mortgage Loans are subject to prepayment penalty charges as of the Cut-off Date;

               (lxxii)    With respect to any Mortgage Loan that contains a
provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments;

               (lxxiii)   No borrower was required to purchase any credit life,
disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

               (lxxiv)    All points and fees related to each Mortgage Loan in
Group I were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in Group I in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

               (lxxv) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation;

               (lxxvi)    The Servicer will transmit full-file credit reporting
data for each Mortgage Loan in Group I pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan in Group I, Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

               (lxxvii)   No Group I Mortgage Loan secured by a single-family
residence has a Principal Balance at origination in excess of $322,700; no Group I Mortgage Loan secured by a two-family residence has a Principal Balance at origination in excess of $405,000; no Group I Mortgage Loan secured by a three-family residence has a Principal Balance at origination in excess of $499,300; and no Group I Mortgage Loan secured by a four-family residence has a Principal Balance at origination in excess of $490,000;

               (lxxviii) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

               (lxxix)    The terms of the Mortgage Note related to each
Adjustable Rate Mortgage Loan provide that, following an initial period of two or three years following the month in which such Mortgage Loan was originated and semiannually or annually thereafter (each such date, an "Adjustment Date"), the Mortgage Rate on such Mortgage Loan will be adjusted to equal the sum of (a) the related Index and (b) a fixed percentage amount specified in the related Mortgage Note (each, a "Gross Margin"); provided, however, that the Mortgage Rate generally will not increase or decrease by the related Periodic Rate Cap, and will not increase above a specified maximum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Maximum Mortgage Rate") or decrease below a specified minimum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Minimum Mortgage Rate");

               (lxxx) None of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are negative amortization loans, and none of the Subsequent Mortgage Loans shall be negative amortization loans;

               (lxxxi)    No material misrepresentation, fraud or similar
occurrence with respect to a Mortgage Loan has taken place on the part of the Seller, its affiliates or employees or any other person involved in the origination of the Mortgage Loan or in the application for any insurance, including, but not limited to the MI Policy, in relation to such Mortgage Loan;

               (lxxxii)   Each Mortgage Loan was originated by a mortgagee
approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

               (lxxxiii) With respect to each Mortgage Loan secured by manufactured housing, such manufactured housing is permanently affixed to a foundation and constitutes real estate under applicable state law;

               (lxxxiv)   No Mortgage Loans are date of payment or simple
interest loans;

               (lxxxv)    The sale, transfer, assignment and conveyance of
Mortgage Loans by the Seller pursuant to this Purchase Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Company, the Custodian or the Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due;

               (lxxxvi)   Each Mortgage Loan is a "qualified mortgage" within
Section 860G(a)(3) of the Code;

               (lxxxvii) Approximately 30.58% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) with a Loan-to-Value Ratio greater than 60% are covered by an MI Policy issued by an MI Insurer;

               (lxxxviii) Approximately 28.08% of the Initial Mortgage Loans that are identified on Exhibit 1 hereto are covered by a MI Policy issued by the MI Insurer;

               (lxxxix)   All requirements for the valid transfer of each MI
Policy, including any assignments or notices required in each MI Policy, have been satisfied;

               (xc) As of the Closing Date with respect to each Initial Mortgage Loan that is subject to a MI Policy and as of each Subsequent Transfer Date with respect to each Subsequent Mortgage Loan that is subject to a MI Policy, the Seller is unaware of any existing circumstances which would cause the MI Insurer to deny a claim with respect to such Mortgage Loan;

               (xci) All appraisals of the Mortgage Loans by the Seller are full URAR/1004 appraisals; and

               (xcii) All Prepayment Charges are enforceable and were originated in compliance with all applicable federal, state, and local laws.

          Upon discovery by the Seller or upon notice from the Company, the Trustee, or the Custodian, as applicable, of a breach of any representation or warranty in subsection (a) of this Section which materially and adversely affects the interests of the Certificateholders the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Trustee at the Repurchase Price, or (B) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

          Upon discovery by the Seller or upon notice from the Company, the Trustee, or the Custodian, as applicable, of a breach of any representation or warranty in this subsection (b) with respect to any Mortgage Loan or upon the occurrence of a Repurchase Event, which materially and adversely affects the value of the related Mortgage Loan or the interests of any Certificateholders or of the Company or the Trustee in such Mortgage Loan (notice of which shall be given to the Company and the Trustee by the Seller, if it discovers the same) the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Trustee at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Servicer in the Collection Account maintained by it pursuant to Section 3.06 of the Pooling and Servicing Agreement.

          In the event that the Seller elects to substitute an Eligible Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 3.01, the Seller shall deliver to the Custodian on behalf of the Trustee, with respect to such Eligible Substitute Mortgage Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by
Section 2.01 hereof, with the Mortgage Note endorsed as required by such Section
2.01 hereof. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Pooling and Servicing Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Custodian and the Trustee. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Purchase Agreement and the Pooling and Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Mortgage Loan contained herein set forth in this Section 3.01(b), to the extent set forth in the definition of "Eligible Substitute Mortgage Loan", as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Mortgage Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the amount of such shortfall to the Servicer for deposit into the Collection Account on the day of substitution, without any reimbursement therefor.

          Upon receipt by the Trustee of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Mortgage Loan and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian shall, on behalf of the Trustee, cause to be released to the Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Trustee.

          It is understood and agreed that the obligation of the Seller to cure any breach with respect to or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 6.01 of this Purchase Agreement, constitute the sole remedy respecting such breach available to the Company, the Trustee, the Certificateholders or the Custodian against the Seller.

          It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Custodian on behalf of the Trustee.

          Section 3.02 Company Representations and Warranties.
                       ---------------------------------------

          The Company hereby represents and warrants to the Seller and the Trustee as of the date hereof and as of the Closing Date that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Company and the ability of the Company to perform under this Purchase Agreement.

          (c) The Company has the power and authority to execute and deliver this Purchase Agreement and to carry out its terms; the Company has full power and authority to purchase the property to be purchased from the Seller and the Company has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Purchase Agreement have been duly authorized by the Company by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Purchase Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

          (e) The Company (A) is a solvent entity and is paying its debts as they become due and (B) after giving effect to the transfer of the Mortgage Loans, will be a solvent entity and will have sufficient resources to pay its debts as they become due.

                                   ARTICLE IV

                               SELLER'S COVENANTS

          Section 4.01 Covenants of the Seller.
                       ------------------------

          The Seller hereby covenants as of the date hereof and as of the Closing Date that, except for the transfer hereunder, on and after the Closing Date, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Custodian and the Trustee of the existence of any such Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, on its own behalf and as assignee of the Company, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

          In the event that the Custodian or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, on written demand by the Custodian, or upon the Seller's otherwise being given notice thereof by the Custodian, the Seller shall pay any and all such Transfer Taxes (it being understood that the Holders of the Certificates, the Company, the Custodian and the Trustee shall have no obligation to pay such Transfer Taxes).

          Section 4.02 Payment of Expenses.
                       --------------------

          (a) The Seller will pay on the Closing Date all expenses incident to the performance of its obligations under this Purchase Agreement and the Underwriting Agreement, including (i) the preparation, printing and any filing of the preliminary prospectus, Prospectus Supplement and Prospectus (including any schedules or exhibits and any document incorporated therein by reference) originally filed and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriters of this Purchase Agreement and the Underwriting Agreement, the Pooling and Servicing Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Certificates, (iii) the preparation, issuance and delivery of the certificates for the Class A Certificates, Mezzanine Certificates and Class B Certificates to the Underwriters, including any charges of DTC, CEDEL, S.A. and the Euroclear System in connection therewith; (iv) the qualification of the Class A Certificates, Mezzanine Certificates and Class B Certificates under securities laws in accordance with the provisions of Section 3(f) of the Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto for delivery to potential investors, (v) in addition to the initial printing and filing costs under (i) above, the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto for delivery to potential investors, (vi) the fees and expenses of the Trustee and the Custodian, including the fees and disbursements of counsel for the Trustee and the Custodian in connection with the

Pooling and Servicing Agreement, the Purchase Agreement and the Certificates and (vii) any fees payable in connection with the rating of the Certificates.

          (b) If the Underwriting Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) thereof, the Seller shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                                    ARTICLE V

                  CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE

          Section 5.01 Conditions of Company's Obligations.
                       ------------------------------------

          The Company's obligations to purchase the Initial Mortgage Loans which each accepts for purchase hereunder shall be subject to each of the following conditions:

               (i) the Mortgage File for each Initial Mortgage Loan shall have been delivered in accordance with this Purchase Agreement;

               (ii) the representations and warranties set forth in Section 3.01(b) hereof with respect to each Initial Mortgage Loan shall be true as of the Closing Date;

               (iii) the Underwriters or their affiliates shall have had an opportunity to perform a due diligence review of each Mortgage Loan; and

               (iv) the Seller shall have provided to the Underwriters or their affiliates such other documents which are then required to have been delivered under this Purchase Agreement or which are reasonably requested by the Underwriters or their affiliates, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by the Underwriters, and/or an Officers' Certificate.

                                   ARTICLE VI

                          INDEMNIFICATION BY THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

          Section 6.01 Indemnification With Respect to the Mortgage Loans.
                       ---------------------------------------------------

          The Seller shall indemnify and hold harmless the Company, Trustee and the Custodian from and against any loss, liability or expense arising from the breach by the Seller of its representations and warranties in Section 3.01 of this Purchase Agreement which materially and adversely affects the value of any Mortgage Loan or the Company's assignees' interest in any Mortgage Loan or from the failure by the Seller to perform its obligations under this Purchase Agreement in any material respect.

          Section 6.02 Limitation on Liability of the Seller.
                       --------------------------------------

          None of the directors, officers, employees or agents of the Seller shall be under any liability to the Company, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Purchase Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Trustee, the Custodian or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

          Section 7.01 Termination.
                       ------------

          (a) Except as provided in Section 7.01(b) hereof, the respective obligations and responsibilities of the Seller, the Company, the Trustee and the Custodian created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

          (b) The Company may terminate this Purchase Agreement, by notice to the Seller, at any time at or prior to the Closing Date:

               (i) if the Underwriting Agreement is terminated by the Underwriters pursuant to the terms of the Underwriting Agreement or if there has been, since the time of execution of this Purchase Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business, or

               (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Class A Certificates, Mezzanine Certificates and Class B Certificates or to enforce contracts for the sale of the Class A Certificates, Mezzanine Certificates and Class B Certificates, or

               (iii) if trading in any securities of the Seller has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,

               (iv) if a banking moratorium has been declared by either federal or New York authorities,

               (v) either (A) a change in control of the Seller shall have occurred other than in connection with and as a result of the issuance and sale by the Seller or registered, publicly offered common stock; or (B) the Underwriters determine in their sole discretion that any material adverse change has occurred in the management of the Seller,

               (vi) there is (A) a material breach by the Seller of any representation and warranty contained in this Purchase Agreement or the Underwriting Agreement other than a representation or warranty relating to particular Mortgage Loans, and the Underwriters have reason to believe in good faith either that such breach is not curable within two (2) days or that such breach may not have been cured in all material respects at the expiration of two
(2) days following discovery thereof by the Seller or (B) a failure by the Seller to make any payment payable by it under this Purchase Agreement or (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with the Company, including without limitation those contained in this Purchase Agreement, and the Company has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of two (2) days following discovery thereof by the Seller, or

               (vii) the Seller fails to provide written notification to the Underwriters of any change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of the Underwriters (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

          If this Purchase Agreement is terminated pursuant to this Section 7.01(b), such termination shall be without liability of any party to any other party except as provided in Section 4.02 hereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          Section 8.01 Amendment.
                       ----------

          This Purchase Agreement may be amended from time to time by the Seller, the Company, the Trustee and the Custodian by written agreement signed by the Seller, the Company, the Trustee and the Custodian.

          Section 8.02 Governing Law.
                       --------------

          This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 8.03 Notices.
                       --------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i)    if to the Seller:

                      NovaStar Mortgage, Inc.
                      8140 Ward Parkway
                      Suite 300
                      Kansas City, Missouri 64114
                      Attention: Scott F. Hartman

or, such other address as may hereafter be furnished to the Company in writing by the Seller.

               (ii)   if to the Company:

                      NovaStar Mortgage Funding Corporation
                      8140 Ward Parkway
                      Suite 300
                      Kansas City, Missouri 64114
                      Attention: Matt Kaltenrieder

or such other address as may hereafter be furnished to the Seller in writing by the Company.

               (iii)  if to the Custodian:

                      Wachovia Bank, National Association
                      4527 Metropolitan Court, Suite C
                      Frederick, Maryland 21704
                      Attention: Edward Aquino

or such other address as may hereafter be furnished to the Seller in writing by the Custodian.

               (iv)   if to the Trustee:

                      JPMorgan Chase Bank
                      4 New York Plaza, 6/th/ Floor
                      New York, NY 10004-2477
                      Attention: Institutional Trust Services (NovaStar Mortgage
                                 Funding Trust, Series 2003-4)

or such other address as may hereafter be furnished to the Seller in writing by the Trustee.

          Section 8.04 Severability of Provisions.
                       ---------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Purchase Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terns shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement.

          Section 8.05 Relationship of Parties.
                       ------------------------

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Company.

          Section 8.06 Counterparts.
                       -------------

          This Purchase Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

          Section 8.07 Further Agreements.
                       -------------------

          The Company and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Agreement. Each of the Company and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Class A-1 Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class A-2A Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class A-2B Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class A-2C Certificates to be rated "Aaa" by Moody's and "AAA" by S&P, the Class A-3 Certificates to be rated "Aa1" by Moody's and "AAA" by S&P, the Class M-1 Certificates to be rated "Aa2" by Moody's and "AA" by S&P, the Class M-2 Certificates to be rated "A2" by Moody's and "A" by S&P, the Class M-3 Certificates to be rated "A3" by Moody's and "A-" by S&P, the Class B-1 Certificates to be rated "Baa1" by Moody's and "BBB+" by S&P, the Class B-2 Certificates to be rated "Baa2" by Moody's and "BBB" by S&P, the Class B-3 Certificates to be rated "Baa3" by Moody's and "BBB-" by S&P and the Class P Certificates to be rated "AAA" by S&P, and each party will cooperate with the other in connection therewith.

          Section 8.08 Intention of the Parties.
                       -------------------------

          It is the intention of the parties that (i) the Company is purchasing on the Closing Date, and the Seller is selling on the Closing Date, the Initial Mortgage Loans, rather than the Company providing to the Seller a loan secured by the Initial Mortgage Loans on the Closing Date, and (ii) the Trustee is purchasing on the Closing Date, and the Company is selling on the Closing Date, the Initial Mortgage Loans, rather than the Trustee providing to the Company a loan secured by the Initial Mortgage Loans, (iii) the Company will be purchasing on each Subsequent Transfer Date, and the Seller will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Company providing to the Seller a loan secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date, and (iv) the Trustee will be purchasing on each Subsequent Transfer Date, and the Company will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Trustee providing to the Company a loan secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat these transactions as (i) a sale by the Seller, and a purchase by the Company, of the Initial Mortgage Loans on the Closing Date, and (ii) a sale by the Company, and a purchase by the Trustee, of the Initial Mortgage Loans on the Closing Date, (iii) a sale by the Seller, and a purchase by the Company, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date, and (iv) a sale by the Company, and a purchase by the Trustee, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date.

          Section 8.09 Successors and Assigns; Assignment of Purchase Agreement.
                       ---------------------------------------------------------

          This Purchase Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Company, the Trustee, the Custodian, and their respective successors and assigns. The obligations of the Seller under this Purchase Agreement cannot be assigned or delegated to a third party without the consent of the Company, which consent shall be at the Company's discretion. The parties hereto acknowledge that (i) the Company is acquiring the Initial Mortgage Loans for the purpose of selling them to the Trustee, who will hold the Initial Mortgage Loans in trust for the benefit of the Certificateholders and
(ii) the Company is acquiring the Subsequent Mortgage Loans for the purpose of selling them to the Trustee, who will hold the Subsequent Mortgage Loans for the benefit of the Certificateholders. As an inducement to the Company and the Trustee to purchase the Mortgage Loans, the Seller acknowledges and consents to
(i) the assignment by the Company to the Trustee of all of the Company's rights or remedies against the Seller pursuant to this Purchase Agreement and to (ii) the enforcement or exercise of any rights against the Seller pursuant to this Purchase Agreement by the Company and the Trustee. Such enforcement of a right or remedy by the Trustee, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Company directly.

          Section 8.10 Survival.
                       ---------

          The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

          Section 8.11 Liability of the Trustee.
                       -------------------------

          The Trustee is entering into the Basic Documents to which it is a party solely as Trustee, hereunder and thereunder, and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Fund for payment or satisfaction thereof.

          IN WITNESS WHEREOF, the Seller, the Company, the Custodian and the Trustee have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                        NOVASTAR MORTGAGE, INC.
                                        as Seller


                                        By: /s/ Matt Kaltenrieder
                                            ------------------------------------
                                        Name:  Matt Kaltenrieder
                                        Title: Vice President


                                        NOVASTAR MORTGAGE FUNDING CORPORATION
                                        as Company


                                        By: /s/ Matt Kaltenrieder
                                            ------------------------------------
                                        Name:  Matt Kaltenrieder
                                        Title: Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        as Custodian


                                        By: /s/ Edwin Aquino
                                            ------------------------------------
                                        Name:  Edwin Aquino
                                        Title: Vice President


                                        JPMORGAN CHASE BANK,
                                        not in its individual capacity,
                                        but solely as Trustee


                                        By: /s/ Jennifer H. McCourt
                                            ------------------------------------
                                        Name:  Jennifer H. McCourt
                                        Title: Vice President


              [Signature Page to Mortgage Loan Purchase Agreement]

                                    EXHIBIT 1

                         INITIAL MORTGAGE LOAN SCHEDULE

                       [On File with Dewey Ballantine LLP]

                                  EXHIBIT 2(A)

                     SELLER'S SUBSEQUENT TRANSFER INSTRUMENT

          Pursuant to this Seller's Subsequent Transfer Instrument (the "Seller's Instrument"), dated as of November 1, 2003, between NovaStar Mortgage, Inc. as seller (the "Seller"), and NovaStar Mortgage Funding Corporation, as company (the "Company"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of November 1, 2003 (the "Purchase Agreement"), among the Seller, the Company, Wachovia Bank, National Association, as Custodian (the "Custodian") and JPMorgan Chase Bank, as Trustee (the "Trustee"), the Seller and the Company agree to the sale by the Seller and the purchase by the Company of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans") and the related MI Policies.

          Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in the Pooling and Servicing Agreement, dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), between the Trustee, the Custodian, the Company and the Seller/Servicer which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1. Conveyance of Subsequent Mortgage Loans.
                     ---------------------------------------

          (a) The Seller does hereby sell, transfer, assign, set over and convey to the Company, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Company pursuant to the terms of this Seller's Instrument. The Seller, contemporaneously with the delivery of this Seller's Instrument, has delivered or caused to be delivered to the Custodian, at the direction of the Company, each item set forth in Section 2.02(b) of the Purchase Agreement with respect to such Subsequent Mortgage Loans and the related MI Policies. The transfer to the Company by the Seller of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Company, the Custodian, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Seller.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Company on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Company as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Seller's obligations hereunder, and this Purchase Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian, in addition to holding the Subsequent Mortgage Loans and the related MI Policies on behalf of the Trustee for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee and agent of the Company. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Maryland (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the state of incorporation of the Seller as are necessary to perfect and protect the interests of the Company and its assignees in each Subsequent Mortgage Loan, the related MI Policies and the proceeds thereof.

          (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Seller's Instrument and such other items required under the Mortgage Loan Purchase Agreement shall be borne by the Seller.

          (c) Additional terms of the sale are set forth on Attachment A hereto.

          Section 2. Representations and Warranties; Conditions Precedent.
                     ----------------------------------------------------

          (a) The Seller hereby affirms the representations and warranties set forth in Section 3.01 of the Purchase Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.02(b) of the Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Seller's Instrument and Section 2.02(c) of the Purchase Agreement.

          (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Seller's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

          (c) All terms and conditions of the Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Seller's Instrument shall control over the conflicting provisions of the Purchase Agreement.

          Section 3. Recordation of the Seller's Instrument.
                     --------------------------------------

          To the extent permitted by applicable law, this Seller's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 4. Governing Law.
                     -------------

          This Seller's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 5. Counterparts.
                     ------------

          This Seller's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 6. Successors and Assigns.
                     ----------------------

          This Seller's Instrument shall inure to the benefit of and be binding upon the Seller and the Company and their respective successors and assigns. The Custodian and the Trustee shall be express third party beneficiaries hereto.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Seller's Instrument as of the day and year first written above.

                                        NOVASTAR MORTGAGE, INC.,
                                        as Seller


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        NOVASTAR MORTGAGE FUNDING CORPORATION,
                                        as Company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-4

             ATTACHMENT A TO SELLER'S SUBSEQUENT TRANSFER INSTRUMENT

                               __________ __, 2003

A.   Profile of Subsequent Mortgage Loans:

            1.   Subsequent Cut-off Date: _________ __, 2003

            2.   Subsequent Transfer Date: ________ __, 2003

            3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: $____________

            4.   Purchase Price: 100.00%

B.   As to all the Subsequent Mortgage Loans the subject of this Instrument:

     I.     Longest stated term to maturity:                       360 months
     II.    Minimum Mortgage Rate:                                 ____%
     III.   Maximum Mortgage Rate:                                 ____%
     IV.    WAC of all Mortgage Loans:                             ____%
     V.     WAM of all Mortgage Loans:                             ____%
     VI.    Largest Principal Balance:                             $______
     VII.   Non-owner occupied Mortgaged Properties:               ____%
     VIII.  California zip code concentration:                     ____%
     IX.    Condominiums:                                          ____%
     X.     Single-family:                                         ____%
     XI.    Weighted average term since origination:               ___ month
     XII.   Mortgage Loans Covered by MI Policies:                 ____%

                                  EXHIBIT 2(B)

                    COMPANY'S SUBSEQUENT TRANSFER INSTRUMENT

          Pursuant to this Company's Subsequent Transfer Instrument (the "Company's Instrument"), dated as of _________ __, 2003, between NovaStar Mortgage Funding Corporation, as company (the "Company"), and JPMorgan Chase Bank, as trustee (the "Trustee"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of November 1, 2003 (the "Purchase Agreement"), among NovaStar Mortgage, Inc., as seller (the "Seller"), the Company, Wachovia Bank, National Association, as Custodian ("Custodian"), and JPMorgan Chase Bank, as Trustee (the "Trustee"), the Company and the Trustee agree to the sale by the Company and the purchase by the Trustee of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans") and the related MI Policies, and the pledge of the Subsequent Mortgage Loans by the Trustee.

          Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in the Pooling and Servicing Agreement, dated as of November 1, 2003 (the "Pooling and Servicing Agreement"), between the Custodian, the Trustee, the Company and the Servicer which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1. Conveyance of Subsequent Mortgage Loans.
                     ---------------------------------------

          (a) The Company does hereby sell, transfer, assign, set over and convey to the Trustee, without recourse, (i) all of its right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Trustee pursuant to the terms of this Company's Instrument and (ii) all of its right, title and interest in and to the Seller's Subsequent Transfer Instrument, dated as of ______ __, 2003 (the "Seller's Instrument"), between the Seller and the Company. The Company, contemporaneously with the delivery of this Company's Instrument, has delivered or caused to be delivered to the Custodian each item set forth in Section 2.02(b) of the Purchase Agreement with respect to such Subsequent Mortgage Loans. The transfer to the Trustee by the Company of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule and the related MI Policies shall be absolute and is intended by the Company, the Trustee, the Custodian and the Certificateholders to constitute and to be treated as a sale by the Company.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Company to the Trustee on the Subsequent Transfer Date of all the Company's right, title and interest in and to the Subsequent Mortgage Loans and the related MI Policies, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Company hereby grants to the Trustee as of the Subsequent Transfer Date a security interest in all of the Company's right, title and interest in, to and under the

Subsequent Mortgage Loans, and such other property, to secure all of the Company's obligations hereunder, and this Company's Instrument shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Custodian on behalf of the Trustee, in addition to holding the Subsequent Mortgage Loans and the related MI Policies for the benefit of the Certificateholders, holds the Subsequent Mortgage Loans and the related MI Policies as designee and agent of the Trustee. The Company agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Company or the filing of any additional UCC-1 financing statements due to the change in the state of incorporation of the Company as are necessary to perfect and protect the interests of the Trustee and its assignees in each Subsequent Mortgage Loan, the related MI Policies and the proceeds thereof.

          (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Company's Instrument and such other items required under the Purchase Agreement shall be borne by the Company.

          Section 2. Representations and Warranties; Conditions Precedent.
                     ----------------------------------------------------

          (a) The Company hereby affirms the representations and warranties set forth in Section 3.02 of the Purchase Agreement that relate to the Company as of the date hereof.

          (b) The Company is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Company's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Company prior to the date hereof;

          (c) All terms and conditions of the Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Company's Instrument shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

          Section 3. Recordation of Instrument.
                     -------------------------

          To the extent permitted by applicable law, this Company's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 4. Governing Law.
                     -------------

          This Company's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 5. Counterparts.
                     ------------

          This Company's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 6. Successors and Assigns.
                     ----------------------

          This Company's instrument shall inure to the benefit of and be binding upon the Company, the Custodian and the Trustee and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Company's Instrument as of the day and year first written above.

                                        NOVASTAR MORTGAGE FUNDING CORPORATION,
                                        as Company


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        JPMORGAN CHASE BANK, not in its
                                        individual capacity but solely
                                        as Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Custodian


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: